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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT: OCTOBER 28, 2002           COMMISSION FILE NO. 2-28596
(DATE OF EARLIEST EVENT REPORTED: OCTOBER 28, 2002)


                        NATIONWIDE LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


              OHIO                                      31-4156830
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                                 (614) 249-7111
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)



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ITEM 5.    OTHER EVENTS.

           The Exhibit below sets forth certain financial information of Nationwide Life Insurance Company as of the dates and for the periods indicated therein. The information as of September 30, 2002 and for the three and nine month periods ended September 30, 2002 and 2001 is unaudited.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits.

               Exhibit 99.1 Condensed Consolidated Financial Information of Nationwide Life Insurance Company.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NATIONWIDE LIFE INSURANCE COMPANY
                                                      (Registrant)



Date: October 28, 2002                  /s/ Mark R. Thresher
                                        ---------------------------------------
                                        Mark R. Thresher
                                        Senior Vice President - Finance -
                                        Nationwide Financial
                                        (Chief Accounting Officer)